Certification of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the transition report filing of AOB Holdings, Inc. (the “Company”) on Form 10-KSB, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Michael Lin, the Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 12(g) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Lin

Chief Executive Officer

Date:  March 29, 2006